As filed with the Securities and Exchange Commission on April 22, 2004
File No. 333-102461
File No. 811-21279

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [x]
Pre-Effective Amendment No.  [  ]
Post-Effective Amendment No. 2  [x]
 and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [x]
Amendment No. 3  [x]
THE MERGER FUND VL

(Exact name of Registrant as Specified in Charter)
100 Summit Lake Drive
Valhalla, New York 10595

(Address of Principal Executive Offices)                                       (Zip Code)

Registrant’s Telephone Number, including Area Code: (914) 741-5600

Frederick W. Green, President THE MERGER FUND VL 100 Summit Lake Drive Valhalla, New York 10595	Copy to:	William H. Bohnett Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, NY 10103

(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box):

[x]	Immediately upon filing pursuant to paragraph (b)	[ ]	On (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)	[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)	[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Merger Fund VL
100 Summit Lake Drive
Valhalla, New York 10595

April 22, 2004

PROSPECTUS

Investment Adviser
Westchester Capital Management, Inc.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are not offered directly to the general public. The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts issued by participating life insurance companies (“Contracts”). Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict. The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. The Contracts are described in the separate prospectuses issued by the participating insurance companies, as to which the Fund assumes no responsibility. This Prospectus should be read in conjunction with the prospectus of the Contracts. This Prospectus is designed to help you make an informed decision about one of the funds that is available to you.

TABLE OF CONTENTS

Risk/Return Summary	1
Investment Objectives and Policies	2
Investment Risks	5
Fees and Expenses	7
Investment Adviser	8
Distribution, Purchase and Redemption Price	9
Net Asset Value	10
Tax Status, Dividends and Distributions	10
Mixed and Shared Funding	11
Additional Information	12

i

RISK/RETURN SUMMARY

Investment Objective:	The Merger Fund VL (the “Fund”) seeks to achieve capital growth by engaging in merger arbitrage.

Principal Investment Strategy:
Under normal market conditions, the Fund will invest at least 80% of its assets principally in the equity securities of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions. Westchester Capital Management, Inc. (the “Adviser”) believes that the Fund’s investment results should be less volatile than the returns typically associated with conventional equity investing.

Principal Investment Risks:
The principal risk associated with the Fund’s merger arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized. The Fund’s investment strategy may result in short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs. The Fund is not a “diversified” fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, the Fund may invest its assets in a relatively small number of issuers, thus making an investment in the Fund potentially more risky than an investment in a diversified fund which is otherwise similar to the Fund. Loss of money is a risk of investing in the Fund.

Who Should Invest in the Fund:
The Fund is not intended to provide a balanced investment program. The Fund is intended to be an investment vehicle only for that portion of an investor’s capital which can appropriately be exposed to risk. Each investor should evaluate an investment in the Fund in terms of the investor’s own investment goals. Shares of the Fund are not offered directly to the general public. The Fund is currently available only to separate accounts funding variable annuity and variable life insurance contracts issued by participating life insurance companies (“Contracts”). Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict. The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.

Closing/Opening the Fund:
The Fund reserves the right to close to new investors at any time. The Adviser may open or close the Fund to maintain its assets at a level believed to be optimal for the Fund in attempting to achieve its investment objective.

Performance Information:
Because the Fund was only recently formed and as of December 31, 2003, had not yet commenced operations, there is no performance information or financial highlights available for the Fund at this time.

1

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective of achieving capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets principally in the equity securities of companies which are involved in publicly announced mergers, takeovers and other corporate reorganizations (“merger arbitrage investments”). The Fund will not change this policy without providing shareholders with 60 days’ advance written notice. Depending upon the level of merger activity and other economic and market conditions, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities. The Fund may also invest in various types of corporate debt obligations as part of its merger arbitrage strategy or otherwise. See “Investment Objectives and Policies” in the Statement of Additional Information.

Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

The Adviser believes the Fund’s investment results should be less volatile than the returns typically associated with conventional equity investing. While some periods will be more conducive to a merger arbitrage strategy than others, a systematic, disciplined arbitrage program may produce attractive rates of return, even in flat or down markets.

In making investments for the Fund, the Adviser is guided by the following general principles:

(1)
Securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the likelihood of some type of reorganization within a reasonable period of time;

(2)
Before an initial position is established, a preliminary analysis is made of the proposed transaction to determine the probability and timing of a successful completion. A more detailed review then takes place before the position is enlarged;

(3)
In deciding whether or to what extent to invest in any given reorganization, the Adviser places particular emphasis on the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

2

(4)	The risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted accordingly;

(5)
The Adviser attempts to invest in as many attractive reorganizations as can be effectively monitored in order to minimize the impact on the Fund of losses resulting from the termination of any given proposed transaction; and

(6)
The Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary consideration is the likelihood that a transaction will be successfully completed.

The Fund may employ various hedging techniques, such as short selling and the purchase and sale of put and call options. The Adviser believes that, when used for hedging purposes, short sales and option transactions should be viewed less as speculative strategies than as techniques to help protect the assets of the Fund against unfavorable market conditions that might otherwise adversely affect certain of its investments. Nonetheless, a substantial percentage of the investments made by the Fund may not lend themselves to hedging strategies and, even when available, such strategies may not be successful. See Short Sale Risks and Put and Call Options Risks.

●
Short Selling: The Fund may sell securities short, primarily as a hedging technique, in conjunction with one or more of its arbitrage strategies. For example, when the terms of a proposed acquisition call for the exchange of stock, the shares of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s shares may be sold short. The Fund will make these short sales with the intention of later closing out (“covering”) the short position with the shares of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s shares prior to the acquisition’s completion. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

●
Put and Call Options: As part of its merger arbitrage strategy, the Fund may engage in various transactions involving put and call options. For hedging purposes, for example, the Fund may purchase put options or sell (“write”) call options. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option will normally vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities which the Fund holds or has the prospective right to receive, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option at any time prior to its expiration. The market price of a call option will, in most instances, move in conjunction with the price of the underlying security. The premiums received by the Fund from the sale of call options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return.

3

●
Leverage Through Borrowing: The Fund may borrow from banks to increase its portfolio holdings of securities on a secured or unsecured basis at fixed or variable interest rates. When borrowing money, the Fund must follow specific guidelines under the 1940 Act, which allow the Fund to borrow an amount equal to as much as 50% of the value of its net assets (not including the amount borrowed). The Fund also may borrow money for temporary or emergency purposes, but these borrowings, together with all other borrowings, may not exceed 33% of the value of the Fund’s gross assets at the time the loan is made.

●
Temporary Defensive Positions and Cash Investments: The Fund may from time to time invest a significant portion of its assets in cash or cash equivalents. The Fund may not achieve its investment objective during those periods when it engages in such a defensive strategy.

4

INVESTMENT RISKS

The Fund’s investment strategy involves investment techniques and securities holdings that entail risks, in some cases different from the risks ordinarily associated with investments in equity securities.

●	Merger Arbitrage Risks: The principal risk associated with the Fund’s merger arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may lose money. If a transaction takes a longer time to close than the Adviser originally anticipated, the Fund may realize a lower-than-expected rate of return.

●	Non-Diversification Risks: Because the Fund’s assets are invested in a smaller number of companies, there is a somewhat greater risk associated with investment in the Fund than there would be if investing in a diversified investment company. Non-diversification makes the value of the Fund’s shares more susceptible to adverse developments affecting any single position and the greater losses that may result.

●
High Portfolio Turnover Risks: Due to the nature of the Fund’s merger arbitrage strategy, a substantial percentage of the Fund’s investments may be held for relatively short periods of time. Shorter holding periods, in turn, result in higher portfolio turnover and increased brokerage commission costs.

●
Short Sale Risks: Although the Fund engages in short selling primarily to hedge against the market-related risks associated with certain of its merger arbitrage investments, it is possible that, under certain circumstances, such short sales may result in increased losses to the Fund. For example, if a proposed stock-for-stock acquisition in which the Fund holds a hedged investment position is terminated, the Fund will be required to cover its short position in the acquiring company’s shares by purchasing the shares in the open market, and the prices paid by the Fund may be above the prices realized when the shares were sold short.

●
Put and Call Options Risks: Option transactions involve special risks. Because option premiums are influenced by market conditions and developments affecting the underlying security, the price movements of the option and the security may be less closely correlated than expected, in which case it may not be possible for the Fund to close out an option position prior to expiration at a favorable price. The lack of a liquid secondary market may also make it difficult to effect closing option transactions. In addition, the option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

●	Borrowing Risks: The Fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits. Unless profits on securities acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

5

●	Corporate Debt Obligations. Although generally not as risky as equity securities of the same issuer, debt securities may fluctuate in value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of convertible debt securities will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities, and the Fund may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.

6

FEES AND EXPENSES
As an investor, you may pay certain fees and expenses if you buy and hold shares of the Fund. These fees are described in the table below and further explained in the example that follows. There are no shareholder fees assessed by the Fund, although you may be assessed additional fees under your separate Contracts. For information on those fees, please refer to the applicable Contract prospectus.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees	1.25%
Distribution and Service (12b-1) Fees	None
Other Expenses (1)
Dividends on Short Positions and Interest Expense	0.53%
All Remaining Other Expenses	3.30%

Total Other Expenses	3.83%
Total Annual Operating Expenses (1)	5.08%
Less Expense Reimbursement (2)	(3.15%)
Net Annual Operating Expenses (1)	1.93%

(1)	Based on estimated expenses for the current fiscal year.

(2)
The Adviser has contractually agreed to absorb expenses of the Fund and/or waive fees due to the Adviser in order to ensure that total Fund operating expenses, excluding dividends on short positions and interest expense, on an annual basis do not exceed 1.40%. This contract expires July 1, 2013, but may be annually renewed by mutual agreement thereafter. The Adviser may recapture some or all of the amounts it waives or absorbs on behalf of the Fund over a period of three years if it is able to do so without causing Fund operating expenses, excluding dividends on short positions and interest expense, to exceed the 1.40% cap.

Example: This example is intended to help compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that:

(1)	you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods,

(2)	your investment has a 5% return each year,

(3)	all dividends and distributions have been reinvested, and

(4)	the Fund operating expenses remain the same.

7

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$196	$606

INVESTMENT ADVISER

Westchester Capital Management, Inc., 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 1980, is the Fund’s investment adviser. Westchester Capital Management, Inc. and its affiliates also manage merger arbitrage programs for other institutional investors, including The Merger Fund, a registered open-end investment company; offshore funds; and private limited partnerships. Subject to the authority of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. The management fee charged the Fund by the Adviser is higher than those typically paid by other mutual funds. This higher fee is attributable in part to the higher expense incurred by the Adviser and the specialized skills required to manage a portfolio of merger arbitrage investments. As the Fund had not yet commenced operations, the Adviser did not receive a fee for the year ended December 31, 2003. The Adviser and/or the Fund may pay a fee to various investment professionals for shareholder services.

Frederick W. Green has served as President of the Adviser since 1980 and also serves as the President and a Trustee of the Fund. Bonnie L. Smith has served as Vice President of the Adviser since 1986 and also serves as Vice President, Treasurer and Secretary of the Fund. Mr. Green and Ms. Smith are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Green and Ms. Smith have co-managed The Merger Fund since 1989.

Prior Performance of Adviser. The Adviser manages another mutual fund, The Merger Fund, whose investment objectives, policies and investment strategies are substantially similar to those of the Fund. The Adviser also manages other accounts using arbitrage-style investing, although these accounts are managed in ways that may vary from the way The Merger Fund and the Fund are managed. There are some slight differences in the investment restrictions of The Merger Fund as compared to the Fund (e.g. The Merger Fund is prohibited from selling uncovered call options, whereas the Fund is not restricted from such transactions). However, such differences are not expected to have a material impact on the performance of the Fund. The Adviser has provided certain performance data for The Merger Fund, as shown in the table below. The Merger Fund and the Fund both follow the investment approach described in this Prospectus under “Investment Objectives and Policies.” The Merger Fund and the Fund also incur similar fees and expenses and are subject to the same diversification requirements and investment restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986. There are no shareholder fees assessed by the Fund, although you may be assessed additional fees under your separate Contracts. Those fees are not reflected in the returns of The Merger Fund shown below. If separate Contract fees were included below, the returns would have been lower. Note that the past performance of The Merger Fund is not an indication of how the Fund will perform in the future.

8

Average annual total returns of The Merger Fund For the periods ended December 31, 2003	Past 1 Year	Past 5 Years	Past 10 Years

The Merger Fund*	11.04%	8.08%	8.84%
S&P 500	28.68%	(0.57%)	11.07%

*
The performance is that of The Merger Fund, whose expenses may vary from time to time and may be higher or lower than those of the Fund. Expenses have an adverse effect on performance. The higher the expenses, the lower the performance. The Merger Fund does not impose an expense limitation on its fund expenses. As a result, from year to year its expense ratio may be higher or lower than the Fund’s current expense limitation of 1.40%, excluding dividends on short positions and interest expense. Including dividends on short positions and interest expense, the Fund’s estimated expense ratio would be 1.93%. For comparison, The Merger Fund’s average expense ratio, including dividends on short positions and interest expense, for the past 5 years was 2.10% of average daily net assets.

Investment Advisory Fee and Other Expenses. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets. The Adviser has signed an Amended and Restated Expense Waiver and Reimbursement Agreement, which contractually requires the Adviser to either waive fees due to it or subsidize various operating expenses of the Fund so that the total annual Fund operating expenses do not exceed 1.40%, excluding dividends on short positions and interest expense, of the average daily net assets of the Fund. The Agreement expires on July 1, 2013, but may be renewed annually by mutual agreement. The Agreement permits the Adviser to recapture any waivers or subsidies it makes only if the amounts can be recaptured within three years without causing the Fund’s total annual operating expenses, excluding dividends on short positions and interest expense, to exceed the applicable cap.

DISTRIBUTION, PURCHASE AND REDEMPTION PRICE

Currently, shares of the Fund are not sold to the general public. Fund shares are offered for purchase by separate accounts to serve as an investment medium for Contracts issued by participating insurance companies. Purchase and redemption orders are placed only by participating insurance companies. The participating insurance companies that issued the Contracts are responsible for investing in the Fund according to the investment options chosen by the investors in the Contracts. Investors in the Contracts should consult their Contract prospectus for additional information.

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order for purchase or redemption is received by the Fund. The redemption price may be more or less than the shareholder’s cost.

All redemption requests will be processed and payment with respect thereto normally will be made within seven days after receipt by the Fund. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the New York Stock Exchange (“NYSE”) is closed or during which trading is restricted by the Securities and Exchange Commission (“SEC”) or during which the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.

9

Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional information from you to verify your identity and source of funds. If the Fund determines that the information submitted does not provide for adequate identity verification, it reserves the right to reject any purchase. If at any time the Fund believes an investor in a Contract may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to "freeze" an account. It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in an account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

NET ASSET VALUE

The net asset value per share of the Fund will be determined on each day when the NYSE is open for business at the close of the NYSE and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. Principally with regard to its investments in corporate debt obligations and equity swap contracts, the Fund may use fair-value pricing, subject to continuing review by the Fund’s Board of Trustees, where doing so, in the Adviser’s judgment, results in more representative prices. The determination of net asset value for a particular day is applicable to all requests for the purchase of shares as well as all requests for the redemption of shares received at or before the close of trading on the NYSE on that day. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities and options positions for which market quotations are readily available are stated at the Nasdaq Official Closing Price or the last sale price reported by the principal exchange for each such security as of the exchange’s close of business, as applicable. Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s Adviser acting pursuant to the direction of the Board of Trustees. Certain assets of the Fund may also be valued on the basis of valuations provided by one or more pricing services approved by or on behalf of the Board of Trustees.

10

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended (the “Code”). By so qualifying, the Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to Contracts. Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts. If the Fund fails to meet such diversification requirements, income with respect to Contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Contracts. Other adverse tax consequences could also ensue.

Because the shareholders of the Fund are the Contracts, Code provisions applicable to Contracts apply. For information concerning the federal tax consequences to the purchasers of Contracts, see the separate prospectus for such Contracts and consult a tax advisor.

MIXED AND SHARED FUNDING

The Fund was originally established exclusively for the purpose of providing an investment vehicle for insurance company separate accounts in connection with variable annuity contracts or variable life insurance policies issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. However, under an order granted by the SEC on March 8, 2004, the Fund is permitted to engage in “mixed and shared funding” (the “Mixed and Shared Funding Order”). This allows the Fund to sell shares to other separate accounts funding Contracts and certain other permitted parties. The Fund intends to engage in mixed and shared funding arrangements in the future and in doing so must comply with conditions of the Mixed and Shared Funding Order that are designed to protect investors. Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict. The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

11

ADDITIONAL INFORMATION

Additional information about the Fund is available in the Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus and is available free of charge upon request. Annual reports, semi-annual reports and quarterly performance updates will also be made available to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the fiscal year. The annual report for the fiscal year ended December 31, 2003 did not contain such a discussion, as the Fund had not yet commenced operations.

The Fund’s reports and SAI are available without charge by contacting your investment professional or the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or (800) 343-8959. Correspondence sent by overnight courier should be sent to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202.

The Fund’s reports and SAI may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Text-only copies can be obtained from the SEC for a fee by writing to the SEC’s Public Reference Room, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Copies also can be obtained for free from the SEC’s website at www.sec.gov.

Investment Company Act File No. 811-21279

12

The Merger Fund VL
100 Summit Lake Drive
Valhalla, New York 10595

An open-end, non-diversified investment company which seeks capital growth by engaging in merger arbitrage.

STATEMENT OF ADDITIONAL INFORMATION
April 22, 2004

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Merger Fund VL (the “Fund”) dated April 22, 2004, a copy of which may be obtained without charge by contacting your investment professional or the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or (800) 343-8959.

The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts issued by participating life insurance companies (“Contracts”). Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict. The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. Shares of the Fund are not offered to the general public. This Statement of Additional Information is designed to help you make an informed decision about one of the funds that is available to you.

The Fund’s financial statements are incorporated by reference into this Statement of Additional Information from the Fund’s Annual Report, a copy of which may be obtained without charge by contacting the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC., P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or (800) 343-8959.

B-i

INVESTMENT OBJECTIVES AND POLICIES

The Merger Fund VL (the “Fund”) is a no-load, open-end, non-diversified, registered management investment company, organized as a Delaware statutory trust on November 22, 2002, that seeks to achieve capital growth by engaging in merger arbitrage. The Fund’s investment objective to achieve capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval. Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders. The Fund’s investment adviser is Westchester Capital Management, Inc., 100 Summit Lake Drive, Valhalla, New York 10595 (the “Adviser”).

Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.” Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund’s overall investment strategy, which may be considered speculative.

Merger Arbitrage.

Under normal circumstances, the Fund invests at least 80% of its total assets principally in the equity securities of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund will not change this policy without providing shareholders with 60 days’ advance written notice.

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to the expected value of such shares upon completion of the acquisition. The size of the discount, or “spread”, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to the Adviser to have a substantial probability of success. The expected timing of each transaction is also important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. See “Portfolio Turnover.”

B-1

Investments in Corporate Debt Obligations.

As part of its merger arbitrage strategy, the Fund may invest in corporate bonds and other evidences of indebtedness (“Debt Securities”) issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code. The Fund may also invest in other Debt Securities, subject only to the requirement that, under normal market conditions, at least 80% of the Fund’s assets will be invested in merger arbitrage situations.

Although generally not as risky as the equity securities of the same issuer, Debt Securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of convertible Debt Securities will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities, and the Fund may attempt to hedge certain of its investments in convertible Debt Securities by selling short the issuer’s common stock. The market value of Debt Securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the Debt Securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these Debt Securities is the possibility that the transaction may not be completed.

Investments in Foreign Securities.

The Fund is permitted to hold both long and short positions in foreign securities. Investments in foreign companies involved in pending mergers, takeovers and other corporate reorganizations may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States. Also, in conjunction with its investments in foreign securities, the Fund will normally attempt to hedge its exposure to foreign currencies. Such hedging activities involve additional expenses and, in the case of reorganizations that are terminated, the risk of loss when the currency hedge is unwound.

Over-the-Counter Option Transactions.

As part of its merger arbitrage strategy, the Fund may engage in transactions involving options and futures contracts which are traded over-the-counter (“OTC contracts”). OTC contracts differ from exchange-traded contracts in important respects. OTC contracts are transacted directly with broker/dealers, and the performance of these contracts is not guaranteed by the Options Clearing Corporation. Also, OTC contract pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

Because OTC contracts are transacted directly with brokers/dealers, there is a risk of nonperformance by the broker/dealer as a result of the insolvency of such broker/dealer or otherwise, in which case the Fund may experience a loss. An OTC contract may only be terminated voluntarily by entering into a closing transaction with the broker/dealer with whom the Fund originally dealt. Any such cancellation, if agreed to, may require the Fund to pay a premium to that broker/dealer. It is the Fund’s intention to enter into OTC contracts only with broker/dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a broker/dealer will voluntarily agree to terminate the transaction. There is also no assurance that the Fund will be able to liquidate an OTC contract at any time prior to expiration.

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Uncovered Option Transactions.

As one of its hedging strategies, the Fund may sell uncovered, or “naked,” options. When the Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When the Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. The Fund will typically sell uncovered call options as an alternative to selling short the acquirer’s shares in a stock-for-stock merger. The Fund will typically sell uncovered put options as an alternative to selling covered call options, a functionally equivalent strategy where the risk exposure is virtually the same. For a discussion of the risks associated with covered call options, please see “Investment Risks” in the Fund’s Prospectus.

The risks associated with selling uncovered call options for hedging purposes are similar to those associated with selling short the acquirer’s securities in a stock-for-stock merger, including the possibility that should the merger fail to be completed, the Fund may be required to purchase the underlying security in the open market at a price substantially above the strike price of the option. For a discussion of the risks associated with short sales, please see “Investment Risks” in the Fund’s Prospectus.

Equity Swap Contracts.

The Fund may enter into both long and short equity swap contracts with qualified broker/dealer counterparties. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

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Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Investment Restrictions.

The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund. As used in this Statement of Additional Information, the term “majority of the outstanding shares of the Fund” means the vote of the lesser of: (a) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

These investment restrictions provide that:

(1)   The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”) and any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof.

(2)   The Fund may not borrow money except that it may borrow: (a) from banks to purchase or carry securities or other investments, (b) from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured.

(3)   The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)   The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities.

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(5)   The Fund may not purchase or sell real estate or real estate mortgage loans as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

(6)   The Fund may not purchase or sell commodities or commodity contracts.

(7)   The Fund will not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities.

The following investment restrictions have been adopted by the Fund as non-fundamental policies. Non-fundamental restrictions may be amended by a majority vote of the Trustees of the Fund. Under the non-fundamental investment restrictions:

(1)   The Fund will not invest more than 15% of the value of its net assets in illiquid securities and restricted securities. Restricted securities are those that are subject to legal or contractual restrictions on resale. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

(2)   The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act.
If a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

INVESTMENT ADVISER

(See “INVESTMENT ADVISER” in the Fund’s Prospectus)

Investment Adviser and Advisory Contract.

The Fund’s investment advisory contract with the Adviser (the “Advisory Contract”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (i) the costs incurred in connection with registration and maintenance of its registration under the Securities Act of 1933, as amended, the 1940 Act, as amended, and state securities laws and regulations, (ii) preparation, printing and mailing of reports, notices and prospectuses to current shareholders, (iii) transfer taxes on the sales of the Fund’s shares and on the sales of portfolio securities, (iv) brokerage commissions, (v) custodial and shareholder transfer charges, (vi) legal, auditing and accounting expenses, (vii) expenses of servicing shareholder accounts, (viii) insurance expenses for fidelity and other coverage, (ix) fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act, and (x) expenses of Trustee and shareholder meetings. The Fund is also liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

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The Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 1.25% of the average daily net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund’s shares. The Adviser has signed an Amended and Restated Expense Waiver and Reimbursement Agreement, which contractually requires the Adviser to either waive fees due to it or subsidize various operating expenses of the Fund so that the total annual Fund operating expenses do not exceed 1.40% of average daily net assets, excluding dividends on short positions and interest expense. The Agreement expires on July 1, 2013, but may be renewed annually by mutual agreement. The Agreement permits the Adviser to recapture any waivers or subsidies it makes only if the amounts can be recaptured within three years and without causing the Fund’s total annual operating expenses, excluding dividends on short positions and interest expense, to exceed the applicable cap.

After an initial two year term, the Advisory Contract will continue in effect from year to year provided such continuance is approved at least annually by (i) a vote of the majority of the Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and by (ii) the majority vote of either all of the Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Contract may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Fund’s Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Advisory Contract shall terminate automatically in the event of its assignment.

At the Fund’s organizational board meeting held on April 16, 2003, the Trustees considered and approved the Advisory Contract. Prior to that meeting, the Trustees were provided with, and evaluated, information prepared by the Adviser, memoranda concerning the Board’s duties and responsibilities in evaluating and approving the Advisory Contract that were prepared and provided to the Board by counsel to the Fund and the Trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act, as well as other information. The Trustees considered several factors, including: (a) the nature and quality of the services to be provided by the Adviser to the Fund, (b) the appropriateness of the fees paid by the Fund to the Adviser, (c) the level of Fund expenses, (d) the reasonableness of the potential profitability of the Advisory Contract to the Adviser, and (e) the nature of the Fund’s proposed investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board of Trustees noted, among other things, that the advisory fees to be paid by the Fund and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Adviser’s proposed brokerage practices were reasonable.

As the Fund had not yet commenced operations, the Adviser did not receive a fee for the year ended December 31, 2003.

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The Advisory Contract permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the Fund within the three-year period following such reduction, subject to approval by the Board of Trustees and the Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations. Any such management fee or expense reimbursement will be accounted for as a contingent liability of the Fund and is described in the notes to the financial statements of the Fund until such time as it appears that the Fund will be able to and is likely to effect such reimbursement. At such time as it appears probable that the Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

Other Service Providers.

The Fund has entered into a service agreement with Ayco Services Agency, L.P. (“Ayco”). Under the terms of the agreement, Ayco is required to provide various shareholder services to the Fund, including records maintenance, certain shareholder communications and the facilitation of purchase and redemption orders for the benefit of persons who maintain their ownership interests in one or more separate accounts of Travelers Insurance Company (“Travelers”) and who are clients of Ayco. Payments are made at the annual rate of 0.25% of the value of the Fund's shares held in certain separate accounts of Travelers above an aggregate minimum value of $50,000,000 (the “Fee”). The Fee accrues daily and is payable within five business days following the last business day of each calendar quarter. As the Fund had not yet commenced operations, the Fund did not make any payments to Ayco during the fiscal year ended December 31, 2003.
MANAGEMENT

Trustees and Officers.

The management and affairs of the Fund are supervised by the Board of Trustees of the Fund. The Board consists of three individuals, two of whom are not “interested persons” of the Fund as that term is defined in the 1940 Act (the “Independent Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The current Trustees and officers of the Fund and their ages are listed below with their addresses, present positions with the Fund, term of office and length of time served with the Trust, principal occupations over at least the last five years and other directorships held.

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Independent Trustees
Name, Age and Address	Length of Office and Term	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

James P. Logan, III, 67 Logan Chace LLC 420 Lexington Avenue New York, NY 10170	Since Inception in 2002; Indefinite	Trustee	President of Logan Chace, LLC, an executive search firm; Chairman of J.P. Logan & Company.	2	Trustee of The Merger Fund

Michael J. Downey, 60 2 Parsons Lane Rochester, NY 14610	Since Inception in 2002; Indefinite	Trustee	Managing Partner of Lexington Capital Investment, Consultant and independent financial adviser since July 1993.	2	President and Director of The Asia Pacific Fund, Inc.; Trustee of The Merger Fund

Interested Trustee and Officer
Name, Age and Address	Length of Office and Term	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Frederick W. Green,** 57 Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595	Since Inception in 2002; Indefinite	President and Trustee	President of Westchester Capital Management, Inc., the Fund’s Adviser.	2	Trustee of The Merger Fund

Bonnie L. Smith, 56 Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595	Since Inception in 2002; one year	Vice President, Treasurer and Secretary	Vice President of Westchester Capital Management, Inc., the Fund’s Adviser.	N/A	N/A

*	The fund complex consists of the Fund and The Merger Fund.

**
Mr. Green is deemed to be an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) because of his affiliation with the Fund’s investment adviser, Westchester Capital Management, Inc. and because he is an officer of the Fund

.
BOARD COMMITTEES

The Board of Trustees has three standing committees as described below:

1.
Audit Committee. The Audit Committee is responsible for: (a) overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee will meet at least once annually. Both of the Independent Trustees—James Logan and Michael J. Downey—comprise the Audit Committee. Because the Fund is newly formed, the Audit Committee has not yet met.

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2.
Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. Because the Fund is newly formed, the Nominating Committee has not yet had a reason to meet. Both of the Independent Trustees—James Logan and Michael J. Downey—comprise the Nominating Committee.

3.
Valuation Committee. The Valuation Committee is responsible for (a) monitoring the valuation of Fund securities and other investments; and (b) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee will meet as necessary when a price is not readily available. Because the Fund is newly formed, the Valuation Committee has not yet had reason to meet. The Valuation Committee is comprised of Mr. Frederick Green and Ms. Bonnie Smith.

COMPENSATION

Management considers Messrs. Logan and Downey to be Independent Trustees. The fees of the Independent Trustees ($4,000 per year and $500 per meeting attended), in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, are paid by the Fund. As the Fund had not yet commenced operations, the Trustees did not receive compensation for meetings attended during the fiscal year ended December 31, 2003. The estimated compensation for the Fund’s first full fiscal year is as follows:

Name of Trustee	Estimated Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Estimated Total Compensation from the Fund and Fund Complex Paid to Trustees*

Frederick W. Green	0	0	0	0
Michael J. Downey	$5,500	0	0	$22,500
James P. Logan, III	$5,500	0	0	$22,500

* The Fund Complex consists of the Fund and The Merger Fund.

BOARD INTEREST IN THE FUND

As of December 31, 2003, the officers and Trustees of the Fund did not own any of the outstanding shares of the Fund. As of December 31, 2003, all outstanding shares of the Fund were owned by Westchester Capital Management, Inc., the Fund’s investment adviser.

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Trustee Equity Ownership as of 12/31/03

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)

Frederick W. Green	$0	over $100,000
Michael J. Downey	$0	$10,001-$50,000
James P. Logan, III(2)	$0	$1-$10,000
(1)   Includes shares of The Merger Fund.
(2)   Mr. Logan disclaims beneficial ownership of his wife’s shares.

CODE OF ETHICS

The Fund’s Trustees and officers and the employees of the Adviser are permitted to engage in personal securities transactions subject to the restrictions and procedures contained in the Fund’s and the Adviser’s Code of Ethics, which has been approved by the Board of Trustees in accordance with standards set forth under the 1940 Act. The Fund’s and the Adviser’s Code of Ethics are filed as an exhibit to the Fund’s Registration Statement and are available to the public.

PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES

The Fund has adopted Proxy and Corporate Action Voting Policies and Procedures that govern the voting of proxies for securities held by the Fund. The Adviser has full authority to vote proxies or act with respect to other shareholder actions on behalf of the Fund and The Merger Fund. The Adviser’s primary consideration in voting proxies is the best interest of the Fund. The proxy voting procedures address the resolution of potential conflicts of interest and circumstances under which the Adviser will limit its role in voting proxies. The proxy voting guidelines describe the Adviser’s general position on proposals. The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders will normally be approved. The Adviser will review certain issues on a case-by-case basis based on the financial interest of the Fund.

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-343-8959. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 will be available after August 31, 2004 on the SEC’s website at www.sec.gov.

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ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act. (See "Anti-Money Laundering Compliance" in the Fund's Prospectus.)

THE ADMINISTRATOR

The Fund has entered into Fund Accounting and Fund Administration Servicing Agreements with U.S. Bancorp Fund Services, LLC (“Administrator”), a Wisconsin limited liability company, whose address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Administrator will perform the following services, among others, for the Fund: (1) act as liaison among all Fund service providers; (2) supply corporate secretarial services, office facilities, non-investment-related statistical and research data as needed, and assistance in preparing for, attending and administering shareholder meetings; (3) provide services to the Board such as establishing meeting agendas for all regular and special Board meetings, preparing Board reports based on financial and administrative data, evaluating independent accountants, monitoring fidelity bond and errors and omissions/director and officer liability coverage, recommending dividend declarations and capital gain distributions to the Board, preparing and distributing to appropriate parties notices announcing declarations of dividends and other distributions; (4) provide assistance and support in connection with audits; (5) prepare and update documents, such as the Fund’s Declaration of Trust and by-laws, provide assistance in connection with routine regulatory examinations or investigations, coordinate all communications and data collection with regard to any regulatory examinations and yearly audits by independent accountants, maintain a general corporate and compliance calendar for the Fund, prepare, propose and monitor the Fund budget, and develop or assist in developing guidelines and procedures to improve overall compliance by the Fund and its various agents; (6) monitor compliance of the Fund with regulatory requirements; (7) assist in the preparation of and, after approval by the Fund, arrange for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) provide assistance in financial reporting matters; and (9) take such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund. The Administrator’s minimum annual fee charged to the Fund for administration services will be $40,000. The Administrator's minimum annual fee charged to the Fund for accounting services will be $39,000. As the Fund had not yet commenced operations, the Administrator did not receive a fee for the fiscal year ended December 31, 2003.

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THE TRANSFER AGENT

The Fund has entered into a Transfer Agent Agreement with U.S. Bancorp Fund Services LLC (“U.S. Bancorp”), whose address is 615 East Michigan Street, Milwaukee, WI 53202, to serve as transfer agent for the Fund. The transfer agent services provided by U.S. Bancorp include: performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of the Fund’s shares; performing related record keeping services; answering shareholders correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns. U.S. Bancorp’s minimum annual transfer agent fee is $15,000 plus .01% of the total value of the assets of the Fund. As the Fund had not yet commenced operations, U.S. Bancorp did not receive a transfer agent fee for the year ended December 31, 2003.

CUSTODIAN

U.S. Bank, N.A. (“U.S. Bank”), P.O. Box 701, Milwaukee, WI 53201-0701, acts as the Fund’s custodian. The custody services performed by U.S. Bank include maintaining custody of the Fund’s assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements. U.S. Bank takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund pays to U.S. Bank a custodian fee, payable monthly, at the annual rate of .03% of the total value of the Fund’s net assets, plus a fee for each transaction with respect to the Fund’s portfolio securities, which fee varies depending on the nature of the transaction. As the Fund had not yet commenced operations, U.S. Bank did not receive a custodian fee for the fiscal year ended December 31, 2003.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis. Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

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In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. As the Fund had not yet commenced operations, the Fund did not pay brokerage commissions for the fiscal year ended December 31, 2003.

PORTFOLIO TURNOVER

The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) short positions. The Fund will invest portions of its assets to seek short-term capital appreciation. The Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination. The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months. Liquidations and certain other types of corporate reorganizations usually require more than six months to complete. The Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund’s investment objective. Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders. As the Fund had not yet commenced operations, it had no portfolio turnover for the year ended December 31, 2003.

NET ASSET VALUE

The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made (i) by valuing portfolio securities, including open short positions, which are traded on the New York Stock Exchange and American Stock Exchange at the last reported sales price on that exchange; (ii) by valuing portfolio securities, including open short positions, which are traded on the Nasdaq National Market System at the Nasdaq Official Closing Price; (iii) by valuing put and call options which are traded on the Chicago Board Options Exchange or any other domestic exchange at the last sale price on such exchange; (iv) by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and (v) by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although the actual calculation may be done by others. The Adviser reserves the right to value securities, including options, at prices other than last-sale prices when such last-sale prices are believed unrepresentative of fair market value as determined in good faith by the Adviser. The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

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Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (the “Exchange”), normally, 4:00 p.m. Eastern time, on each day the Exchange is open for trading and the Federal Reserve Bank’s Fedline System is open. Currently, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

DISTRIBUTION, PURCHASE AND REDEMPTION OF SHARES

(See “DISTRIBUTION, PURCHASE AND REDEMPTION PRICE” in the Fund’s Prospectus)

Currently, shares of the Fund are not sold to the general public. Purchase and redemption orders are placed only by participating insurance companies. The purchase or redemption price of shares is based on the next calculation of net asset value after an order is accepted in good form. The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund.

PERFORMANCE INFORMATION

Average Annual Total Return.

Average annual total return quotations that may be used in the Fund’s advertising and promotional materials are calculated according to the following formula:

P(1+T)n = ERV

Where:   P   =   a hypothetical initial payment of $1,000
              T   =   average annual total return
              n            =   number of years
                                         ERV   =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

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Under the foregoing formula, the time periods used in any advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Fund may also calculate total return on a cumulative basis, which reflects the cumulative percentage change in value over the measuring period. The formula for calculating cumulative total return can be expressed as follows:

Cumulative Total Return	= [(ERV) - 1]
P

Other Information.

The Fund’s performance data quoted in any advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

Comparison of Fund Performance.

The performance of the Fund may be compared to data prepared by Lipper, Inc., Morningstar, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron’s, Business Week, Forbes, Fortune, Investor’s Business Daily, IBC/Donoghue’s Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

The Fund may from time to time use the following unmanaged index for performance comparison purposes:

S&P 500 Index -- the S&P 500 is an index of 500 stocks designed to mirror the overall equity market’s industry weighting. Most, but not all, large capitalization stocks are in the Index. There are also some small capitalization names in the Index. The Index is maintained by Standard & Poor’s Corporation. It is market capitalization weighted. There are always 500 issuers in the S&P 500. Changes are made by Standard & Poor’s as needed.

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TAX STATUS

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders. This discussion does not address the tax considerations affecting any owner of Contracts. The federal income tax considerations affecting such owners are discussed in the Contract prospectus. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations thereunder and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis.

The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each year, the Fund expects to distribute substantially all of its net investment income (including cash dividends and interest paid on the portfolio’s investments less estimated expenses) and all net realized short-term and long-term capital gains if any, earned during the year. The Fund reinvests all income dividends and capital gains distributions in the form of additional shares at NAV. The value of the Fund’s shares is based on the amount of its net assets, including any undistributed net income. Any distribution of income or capital gains results in a decrease in the value of the Fund’s shares equal to the amount of the distribution. Additionally, the Fund intends to comply with the diversification requirements under 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. The Fund’s failure to comply with these diversification requirements may result in immediate taxation to the owner of a Contract.

If the Fund fails to qualify as a RIC for any taxable year, (a) its taxable income, including net capital gain, will be taxed at corporate income tax rates (up to 35%) and it will not receive a deduction for distributions to its shareholders, (b) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits and (c) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of section 817(h) of the Code, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. See the applicable Contract prospectus for more information.

The Treasury Department has announced that it might issue future regulations or rulings addressing the circumstances in which a Contract owner’s control of the investments of the separate account may cause the Contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Contract owner’s gross income. It is not known what standards will be set forth in the regulations or rulings.

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ORGANIZATION AND CAPITALIZATION

General.

The Fund, an open-end management investment company, was organized as a Delaware statutory trust on November 22, 2002. The Fund currently offers one series of shares to investors, The Merger Fund VL. The Fund is non-diversified and has its own investment objective and policies. The Fund may start another series and offer shares of a new fund under the Fund at any time.

Shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by the Fund except in matters where a separate vote is required by the 1940 Act or, when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Fund’s outstanding shares. The Fund will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of any other fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Fund not readily identifiable as belonging to the Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Fund without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Control Persons and Principal Holders.

Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding equity securities. Principal holders are persons that own beneficially 5% or more of the Fund’s outstanding equity securities. As of April 22, 2004, Westchester Capital Management, Inc., the Fund’s investment adviser, owned 100% of the Fund for organizational purposes only.

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The Fund has not yet commenced a public offering of its shares. The Fund was originally established exclusively for the purpose of providing an investment vehicle for insurance company separate accounts in connection with variable annuity contracts or variable life insurance policies issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. However, under an order granted by the SEC on March 8, 2004, the Fund is permitted to engage in “mixed and shared funding” (the “Mixed and Shared Funding Order”). This allows the Fund to sell shares to separate accounts funding Contracts and certain other permitted parties. The Fund intends to engage in mixed and shared funding arrangements in the future and in doing so must comply with conditions of the Mixed and Shared Funding Order that are designed to protect investors. Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict. The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund. Because of current federal securities law requirements, the Fund expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

INDEPENDENT ACCOUNTANTS

The Fund has selected PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, as its independent accountants.

COUNSEL

The firm of Fulbright & Jaworski L.L.P. is counsel to the Fund.

FINANCIAL STATEMENTS

As of December 31, 2003, the Fund had not yet commenced operations. The statement of assets and liabilities as of December 31, 2003, the notes to the financial statement and the report of the independent auditors to the Trustees and shareholder of the Fund, dated February 26, 2004 (included in the Fund’s Annual Report) are incorporated herein by reference. A copy of the Fund’s Annual Report may be obtained, without charge, by contacting the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling (800) 343-8959.

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THE MERGER FUND VL
PART C
OTHER INFORMATION

Item 23. Exhibits.

(a)	Incorporation Documents
(i)	Certificate of Trust (1)
(ii)	Agreement and Declaration of Trust (1)
(b)	Bylaws (1)
(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Agreement and Declaration of Trust.
(d)	Investment Advisory Agreement (2)
(e)	Underwriting Agreement — Not applicable.
(f)	Bonus or Profit Sharing Contracts — Not applicable.
(g)	Custody Agreement (2)
(h)	Other Material Contracts
(i)	Fund Administration Servicing Agreement (2)
(ii)	Transfer Agent Servicing Agreement (2)
(iii)	Fund Accounting Servicing Agreement (2)
(iv)	Power of Attorney (2)
(v)	Amended and Restated Expense Waiver and Reimbursement Agreement — Filed herewith.
(vi)	Participation Agreement with Travelers Insurance Company (3)
(vii)	Services Agreement with Ayco Services Agency, L.P. — Filed herewith.
(i)	Opinion and Consent of Counsel — Filed herewith.
(j)	Consent of Independent Public Accountants — Filed herewith.
(k)	Omitted Financial Statements — Not applicable.

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(l)	Agreement Relating to Initial Capital (2)
(m)	Rule 12b-1 Plan — Not applicable.
(n)	Rule 18f-3 Plan — Not applicable.
(o)	Reserved.
(p)	Joint Code of Ethics (2)

(1) Previously filed with Registrant’s Registration Statement on Form N-1A with the Securities and Exchange Commission on January 10, 2003 and is incorporated by reference.
(2) Previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on July 23, 2003.
(3) Previously filed with Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 9, 2003.

Item 24. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

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Item 26. Business and Other Connections of the Investment Adviser.

Westchester Capital Management, Inc. serves as the investment adviser for the Registrant. The business and other connections of Westchester Capital Management, Inc. and its directors and officers are set forth in the Uniform Application for Investment Adviser Registration (“Form ADV”) of Westchester Capital Management, Inc. filed with the Securities and Exchange Commission.

Item 27. Principal Underwriter.

Not applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Registrant’s Investment Adviser	Westchester Capital Management, Inc. 100 Summit Lake Drive Valhalla, NY 10595

Registrant’s Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 54202

Item 29. Management Services Not Discussed in Parts A and B.

Not applicable.

Item 30. Undertakings.

Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Westchester and State of New York, on the 22nd day of April, 2004.

THE MERGER FUND VL

By: /s/ Frederick W. Green
Frederick W. Green
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 22, 2004 by the following persons in the capacities indicated.

Signature	Title

/s/ Frederick W. Green
Frederick W. Green	President and Trustee

/s/ James P. Logan III
James P. Logan III	Trustee

/s/ Michael J. Downey
Michael J. Downey	Trustee

/s/ Bonnie L. Smith
Bonnie L. Smith	Vice President, Secretary and Treasurer

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EXHIBIT INDEX

Exhibit	Exhibit No.

Amended and Restated Expense Waiver and Reimbursement Agreement	EX-99(h)(v)

Services Agreement with Ayco Services Agency, L.P.	EX-99(h)(vii)

Opinion and Consent of Counsel	EX-99(i)

Consent of Independent Public Accountants	EX-99(j)

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